2Q15/FY15 Earnings Release	Page 1 of 4

FOR IMMEDIATE RELEASE

CONTACT:	Investor Relations
John Eldridge
(206) 272-6571
j.eldridge@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Results for Second Quarter of Fiscal 2015
SEATTLE, WA - April 22, 2015 - For the second quarter of fiscal 2015, F5 Networks, Inc. (NASDAQ: FFIV) announced revenue of $472.1 million, up 2 percent from $462.8 million in the prior quarter and 12 percent from $420.0 million in the second quarter of fiscal 2014.
GAAP net income was $85.7 million ($1.18 per diluted share), compared to $89.1 million ($1.21 per diluted share) in the prior quarter and $69.6 million ($0.91 per diluted share) in the second quarter a year ago.
Excluding the impact of stock-based compensation and amortization of purchased intangible assets, non-GAAP net income was $115.3 million ($1.59 per diluted share), compared to $114.2 million ($1.55 per diluted share) in the prior quarter and $96.9 million ($1.27 per diluted share) in the second quarter of last year.
A reconciliation of GAAP net income to non-GAAP net income is included on the attached Consolidated Statements of Operations.
“Revenue in the second quarter of fiscal 2015 reflected solid sequential and year-over-year growth in sales to U.S. service providers and enterprise customers,” said John McAdam, F5 President and Chief Executive Officer. “The region’s strong performance was underpinned by a rebound in both the number and total dollar amount of deals greater than $1 million. In contrast, sales growth in EMEA and APAC came in below our expectations.
“Our solid earnings results reflect continued strength in our operating margins and were also supported by a lower than anticipated effective tax rate for the quarter. Earnings growth and a 23 percent year-over-year increase in deferred revenue contributed to exceptionally strong cash flow from operations during the quarter.
“We recognize that the US dollar’s strength relative to the Euro and other currencies likely had an impact on the demand environment in EMEA and APAC in Q2. While it is difficult to assess future movements in exchange rates, we believe it is prudent to factor this impact into our revenue guidance for the current quarter,” McAdam said.

2Q15/FY15 Earnings Release	Page 2 of 4

For the quarter ending June 30, 2015, the company has set a revenue goal of $475 million to $485 million with a GAAP earnings target of $1.16 to $1.19 per diluted share and a non-GAAP earnings target of $1.57 to $1.60 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	June 30, 2015

Reconciliation of Expected Non-GAAP Third Quarter Earnings	Low	High
Net income	$83.5	$85.7
Stock-based compensation expense	$38.5	$38.5
Amortization of purchased intangible assets	$3.4	$3.4
Tax effects related to above items	$(12.0)	$(12.0)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$113.4	$115.6
Net income per share - diluted	$1.16	$1.19
Non-GAAP net income per share - diluted	$1.57	$1.60

Appointment of Manny Rivelo as F5 Chief Executive Officer
In a separate release issued today, the company announced the appointment of Manny Rivelo as F5’s President, Chief Executive Officer, and member of the company’s Board of Directors, effective July 1. Rivelo will replace John McAdam, who will remain on F5’s Board of Directors as non-executive Board Chair. Al Higginson, current Board Chair, will serve as Board’s lead independent Director.
About F5 Networks
F5 (NASDAQ: FFIV) provides solutions for an application world. F5 helps organizations seamlessly scale cloud, data center, telecommunications, and software defined networking (SDN) deployments to successfully deliver applications and services to anyone, anywhere, at any time. F5 solutions broaden the reach of IT through an open, extensible framework and a rich partner ecosystem of leading technology and orchestration vendors. This approach lets customers pursue the infrastructure model that best fits their needs over time. The world’s largest businesses, service providers, government entities, and consumer brands rely on F5 to stay ahead of cloud, security, and mobility trends. For more information, go to f5.com.
You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

2Q15/FY15 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

2Q15/FY15 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Statements of Operations entitled “Non-GAAP Financial Measures.”
# # # #

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	March 31,	September 30,
	2015	2014

ASSETS
Current assets
Cash and cash equivalents	$367,605	$281,502
Short-term investments	298,862	363,877
Accounts receivable, net of allowances of $3,277 and $2,921	262,624	242,242
Inventories	29,343	24,471
Deferred tax assets	44,832	42,290
Other current assets	48,858	44,466
Total current assets	1,052,124	998,848
Property and equipment, net	68,746	66,791
Long-term investments	467,702	482,917
Deferred tax assets	1,315	4,434
Goodwill	556,957	556,957
Other assets, net	74,435	75,003
Total assets	$2,221,279	$2,184,950
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$34,683	$43,772
Accrued liabilities	118,617	108,772
Deferred revenue	544,426	484,437
Total current liabilities	697,726	636,981
Other long-term liabilities	23,217	22,718
Deferred revenue, long-term	176,162	152,312
Deferred tax liabilities	2,778	3,629
Total long-term liabilities	202,157	178,659
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 71,655 and 73,390 shares issued and outstanding	20,683	15,753
Accumulated other comprehensive loss	(13,224)	(9,584)
Retained earnings	1,313,937	1,363,141
Total shareholders’ equity	1,321,396	1,369,310
Total liabilities and shareholders’ equity	$2,221,279	$2,184,950

F5 Networks, Inc.
Consolidated Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2015	2014	2015	2014
Net revenues
Products	$244,116	$225,135	$485,053	$443,736
Services	228,027	194,908	449,883	382,759
Total	472,143	420,043	934,936	826,495
Cost of net revenues (1)(2)
Products	43,600	37,806	85,670	75,050
Services	38,996	37,856	76,274	73,495
Total	82,596	75,662	161,944	148,545
Gross profit	389,547	344,381	772,992	677,950
Operating expenses (1)(2)
Sales and marketing	151,238	140,252	300,054	275,055
Research and development	74,521	67,232	144,581	131,365
General and administrative	30,933	26,033	63,187	51,533
Total	256,692	233,517	507,822	457,953
Income from operations	132,855	110,864	265,170	219,997
Other income, net	3,266	23	5,860	269
Income before income taxes	136,121	110,887	271,030	220,266
Provision for income taxes	50,392	41,246	96,225	82,577
Net income	$85,729	$69,641	$174,805	$137,689

Net income per share — basic	$1.19	$0.92	$2.40	$1.80
Weighted average shares — basic	72,240	75,508	72,801	76,483

Net income per share — diluted	$1.18	$0.91	$2.38	$1.79
Weighted average shares — diluted	72,711	76,244	73,326	77,086

Non-GAAP Financial Measures
Net income as reported	$85,729	$69,641	$174,805	$137,689
Stock-based compensation expense (3)	36,777	35,636	67,402	70,164
Amortization of purchased intangible assets	3,314	2,083	6,463	4,169
Tax effects related to above items	(10,556)	(10,463)	(19,185)	(20,362)
Net income excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$115,264	$96,897	$229,485	$191,660

Net income per share excluding stock-based compensation and amortization of purchased intangible assets (non-GAAP) - diluted	$1.59	$1.27	$3.13	$2.49

Weighted average shares - diluted	72,711	76,244	73,326	77,086

(1) Includes stock-based compensation as follows:
Cost of net revenues	$3,826	$4,014	$6,757	$7,872
Sales and marketing	15,360	14,218	27,987	28,220
Research and development	12,193	11,990	22,633	23,628
General and administrative	5,398	5,414	10,025	10,444
	$36,777	$35,636	$67,402	$70,164

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,666	$1,726	$5,317	$3,453
Sales and marketing	487	357	973	716
General and administrative	161	—	173	—
	$3,314	$2,083	$6,463	$4,169

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Six Months Ended
	March 31,
	2015	2014
Operating activities
Net income	$174,805	$137,689
Adjustments to reconcile net income to net cash provided by operating activities:
Realized gain on disposition of assets and investments	(23)	(120)
Stock-based compensation	67,402	70,164
Provisions for doubtful accounts and sales returns	1,311	1,610
Depreciation and amortization	26,254	22,678
Deferred income taxes	(1,213)	(3,491)
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(21,693)	(20,877)
Inventories	(4,872)	(1,684)
Other current assets	(4,792)	(24,148)
Other assets	478	(1,257)
Accounts payable and accrued liabilities	7,195	3,973
Deferred revenue	83,839	56,356
Net cash provided by operating activities	328,691	240,893
Investing activities
Purchases of investments	(254,819)	(289,521)
Maturities of investments	251,773	342,100
Sales of investments	79,211	98,319
(Increase) decrease in restricted cash	(344)	26
Acquisition of intangible assets	(6,224)	—
Purchases of property and equipment	(20,502)	(10,119)
Net cash provided by investing activities	49,095	140,805
Financing activities
Excess tax benefit from stock-based compensation	4,186	4,808
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	16,655	13,917
Repurchase of common stock	(306,863)	(350,000)
Net cash used in financing activities	(286,022)	(331,275)
Net increase in cash and cash equivalents	91,764	50,423
Effect of exchange rate changes on cash and cash equivalents	(5,661)	(280)
Cash and cash equivalents, beginning of year	281,502	189,693
Cash and cash equivalents, end of year	$367,605	$239,836